Exhibit 99.1

Contact:	Investors/Analysts
Brian Vereb
Bread Financial
614-528-4516
Brian.Vereb@BreadFinancial.com

Media
Shelley Whiddon
Bread Financial
214-494-3811
Shelley.Whiddon@BreadFinancial.com

BREAD FINANCIAL PROVIDES
PERFORMANCE UPDATE FOR MARCH 2022

COLUMBUS, Ohio, April 28, 2022 – Bread Financial Holdings, Inc. (NYSE: BFH), a tech-forward financial services company that provides simple, personalized payment, lending and saving solutions, provided a performance update. The following tables present the Company’s net charge-offs and delinquency rates for the periods indicated.

	For the month ended March 31, 2022	For the three months ended March 31, 2022
	(dollars in millions)
End-of-period credit card and other loans	$16,843	$16,843
Average credit card and other loans	$16,508	$16,650
Year-over-year change in credit card and other loans	7%	5%
Net charge-offs	$69	$199
Net charge-offs as a percentage of credit card and other loans (1)	5.0%	4.8%

(1)     Compares to 5.3% and 5.0% for the month and three months ended March 31, 2021, respectively.

	As of March 31, 2022	As of March 31, 2021
	(dollars in millions)
30 days + delinquencies - principal	$659	$564
Period ended credit card and other loans - principal	$16,021	$14,805
Delinquency rate	4.1%	3.8%

Bread Financial Holdings, Inc.
April 28, 2022

About Bread Financial(TM)
Bread FinancialTM (NYSE: BFH) is a tech-forward financial services company providing simple, personalized payment, lending and saving solutions. The company creates opportunities for its customers and partners through digitally enabled choices that offer ease, empowerment, financial flexibility and exceptional customer experiences. Driven by a digital-first approach, data insights and white-label technology, Bread Financial delivers growth for its partners through a comprehensive product suite, including private label and co-brand credit cards, installment lending, and buy now, pay later (BNPL). Bread Financial also offers direct-to-consumer solutions that give customers more access, choice and freedom through its branded Bread CashbackTM American Express(R) Credit Card and Bread SavingsTM products.

Formerly Alliance Data, Bread Financial is an S&P MidCap 400 company headquartered in Columbus, Ohio, and committed to sustainable business practices powered by its 6,000+ global associates. To learn more about Bread Financial, visit BreadFinancial.com or follow us on Facebook, LinkedIn, Twitter and Instagram.

Forward-Looking Statements

This release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements give our expectations or forecasts of future events and can generally be identified by the use of words such as "believe," "expect," "anticipate," "estimate," "intend," "project," "plan," "likely," "may," "should" or other words or phrases of similar import. Similarly, statements that describe our business strategy, outlook, objectives, plans, intentions or goals also are forward-looking statements. Examples of forward-looking statements include, but are not limited to, statements we make regarding, and the guidance we give with respect to, our anticipated operating or financial results, future financial performance and outlook, initiation or completion of strategic initiatives, including our ability to realize the intended benefits of the spinoff of the LoyaltyOne(R) segment, future dividend declarations, and future economic conditions, including, but not limited to, market conditions, inflation, developments in the geopolitical environment, including the war in Ukraine, and the ongoing effects of the global COVID-19 pandemic, which remain difficult to predict.

We believe that our expectations are based on reasonable assumptions. Forward-looking statements, however, are subject to a number of risks and uncertainties that could cause actual results to differ materially from the projections, anticipated results or other expectations expressed in this release, and no assurances can be given that our expectations will prove to have been correct. These risks and uncertainties include, but are not limited to, factors set forth in the Risk Factors section in our Annual Report on Form 10-K for the most recently ended fiscal year, which may be updated in Item 1A of, or elsewhere in, our Quarterly Reports on Form 10-Q filed for periods subsequent to such Form 10-K. Our forward-looking statements speak only as of the date made, and we undertake no obligation, other than as required by applicable law, to update or revise any forward-looking statements, whether as a result of new information, subsequent events, anticipated or unanticipated circumstances or otherwise.

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